UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 24, 2003




                              MGP Ingredients, Inc.
             (Exact name of registrant as specified in its charter)





            KANSAS                 0-17196               48-0531200
(State or other jurisdiction of  (Commission   (IRS Employer Identification No.)
        incorporation)           File Number)



                                1300 Main Street
                                     Box 130
                             Atchison, Kansas 66002
               (Address of principal executive offices) (Zip Code)


                                 (913) 367-1480
              (Registrant's telephone number, including area code)

Item 7.  Exhibits

     99.1       Press Release dated January 24, 2003.

Item 9. Regulation FD Disclosure.

     Attached as Exhibits 99.1 and incorporated into this Item 9 by reference is a press release which the company issued on January 24, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MGP INGREDIENTS, INC.



Date: January 24, 2003                  By:/s/ Laidacker M. Seaberg
                                           Laidacker M. Seaberg
                                           President and Chief Executive Officer